UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material under §240.14a-12

ALERE INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

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(4) Date Filed:

The following communication was first sent to employees beginning on April 14, 2017:

Dear Team,

Today I have great news to share with you. Alere and Abbott have jointly announced that we have resolved certain differences that had emerged during the course of the past year. As a result, certain terms of the merger agreement have been revised and a settlement agreement created. Abbott will now acquire Alere for $51.00 per share of common stock. See press release here.

With this news, I want to thank you all for your focus and engagement as we have moved through this process. Your continued support and contributions have been invaluable to Alere and made us both a “Faster” and “Stronger” company and has given us many more opportunities to enhance our “One Alere” culture and spirit.

The Alere Board of Directors and Executive Team steadfastly believe that this transaction greatly benefits the Company and all our stakeholders. We are confident that as part of Abbott – a larger organization with greater financial resources – Alere will be able to continue to fulfill its mission of improving clinical and economic health outcomes globally. We very much look forward to joining forces with Abbott, serving our global customers, innovation and operational excellence.

This announcement also means that our integration planning work will continue without interruption. As for next steps, under the revised terms, we expect to complete the transaction by the end of the third quarter of 2017, subject to regulatory review, stockholder approval and customary closing conditions.

We recognize that you may have many questions, and we are committed to keeping you informed. We will host a Global Town Hall at 10:00 am ET today to address your questions. Please check your Outlook calendar for webcast details.

It would be remiss of me not to specifically thank our Chairman, Gregg Powers, who has tirelessly dedicated himself to support Alere and its employees and equally the support of our entire Board of Directors. Finally, on behalf of the Executive Team, we deeply appreciate your continued support. Your talent and capabilities will undoubtedly drive Alere’s success well into the future.

Namal

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Alere by Abbott.  In connection with the proposed acquisition, Alere intends to file relevant materials with the United States Securities and Exchange Commission (the “SEC”), including Alere’s proxy statement in preliminary and definitive form. Stockholders of Alere are urged to read all relevant documents filed with the SEC, including Alere’s proxy statement when it becomes available, because they will contain important information about the proposed transaction and the parties to the proposed transaction. Investors and security holders are able to obtain the documents (once available) free of charge at the SEC’s website at www.sec.gov, or free of charge from Alere at http://www.alere.com/en/home/investor-relations/sec-filings-and-financials.html or by directing a request to Juliet Cunningham, Vice President, Alere Investor Relations at 858-805-2232 or ir@alere.com.

Participants in the Solicitation

Alere and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of Alere in favor of the proposed transaction. Information about Alere’s directors and executive officers is set forth in Alere’s Proxy Statement on Schedule 14A for its 2016 Annual Meeting of Stockholders, which was filed with the SEC on November 7, 2016, and its Annual Report on Form 10-K, for the fiscal year ended December 31, 2015, which was filed with the SEC on August 8, 2016. Information concerning the interests of Alere’s participants in the solicitation, which may, in some cases, be different than those of Alere’s stockholders generally, is set forth in the materials filed by Alere with the SEC, and will be set forth in the proxy statement relating to the proposed transaction when it becomes available.

Alere Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Readers can identify these statements by forward-looking words such as “may,” “could,” “should,” “would,” “intend,” “will,” “expect,” “anticipate,” “believe,” “estimate,” “continue” or similar words. A number of important factors could cause actual results of Alere and its subsidiaries to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, (i) the risk that the proposed merger with Abbott may not be completed in a timely manner or at all; (ii) the failure to receive, on a timely basis or otherwise, the required approval of the proposed merger with Abbott by Alere’s stockholders; (iii) the possibility that competing offers or acquisition proposals for Alere will be made; (iv) the possibility that any or all of the various conditions to the consummation of the merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances which would require Alere to pay a termination fee or other expenses; (vi) the effect of the announcement or pendency of the transactions contemplated by the merger agreement on Alere’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally; (vii) risks related to diverting management’s attention from Alere’s ongoing business operations; (viii) the risk that stockholder litigation in connection with the transactions contemplated by the merger agreement may result in significant costs of defense, indemnification and liability; and (ix) the risk factors detailed in Part I, Item 1A, “Risk Factors,” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (as filed with the SEC on August 8, 2016) and other risk factors identified herein or from time to time in our periodic filings with the SEC. Readers should carefully review these risk factors, and should not place undue reliance on our forward-looking statements. These forward-looking statements are based on information, plans and estimates at the date of this communication. We undertake no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.

The following communication was first sent to customers on April 14, 2017:

Dear [Insert Customer Name]:

I am writing to let you know about some important news regarding Alere. On April 14th, Alere and Abbott jointly announced that we have resolved certain differences that emerged during the course of the past year. As a result, certain terms of our merger agreement have been revised and a settlement created. We are now moving forward toward completing our planned combination by the end of the third quarter of 2017.

With this news, I want to thank you for your continued support of Alere as we have moved through this process. We continue to believe that by combining our unmatched point of care diagnostic technology with Abbott’s scale, capabilities and existing strength in point of care, the combined company will be well positioned to access and accelerate growth and operate in the full spectrum of the global diagnostics market. We are excited to join forces with Abbott, serving our global customers, innovation and operational excellence.

Until the transaction closes, Alere will continue to operate as a separate company. During this time, there will be no changes in your relationship with Alere and your day-to-day contacts will remain the same. We are committed to a smooth transition and we fully expect a seamless integration upon completion of the transaction.

Our primary focus remains providing you with the same exceptional products and services that you have come to expect from us. We greatly value our ongoing partnership with you and look forward to continuing to grow our relationship. Together with you, we are making great strides in improving clinical and economic health outcomes.

If you have any questions, please don’t hesitate to contact me.

As always, thank you for your continued support.

Sincerely,

[INSERT SIGNATOR]

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Alere by Abbott.  In connection with the proposed acquisition, Alere intends to file relevant materials with the United States Securities and Exchange Commission (the “SEC”), including Alere’s proxy statement in preliminary and definitive form. Stockholders of Alere are urged to read all relevant documents filed with the SEC, including Alere’s proxy statement when it becomes available, because they will contain important information about the proposed transaction and the parties to the proposed transaction. Investors and security holders are able to obtain the documents (once available) free of charge at the SEC’s website at www.sec.gov, or free of charge from Alere at http://www.alere.com/en/home/investor-relations/sec-filings-and-financials.html or by directing a request to Juliet Cunningham, Vice President, Alere Investor Relations at 858-805-2232 or ir@alere.com.

Participants in the Solicitation

Alere and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of Alere in favor of the proposed transaction. Information about Alere’s directors and executive officers is set forth in Alere’s Proxy Statement on Schedule 14A for its 2016 Annual Meeting of Stockholders, which was filed with the SEC on November 7, 2016, and its Annual Report on Form 10-K, for the fiscal year ended December 31, 2015, which was filed with the SEC on August 8, 2016. Information concerning the interests of Alere’s participants in the solicitation, which may, in some cases, be different than those of Alere’s stockholders generally, is set forth in the materials filed by Alere with the SEC, and will be set forth in the proxy statement relating to the proposed transaction when it becomes available.

Alere Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Readers can identify these statements by forward-looking words such as “may,” “could,” “should,” “would,” “intend,” “will,” “expect,” “anticipate,” “believe,” “estimate,” “continue” or similar words. A number of important factors could cause actual results of Alere and its subsidiaries to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, (i) the risk that the proposed merger with Abbott may not be completed in a timely manner or at all; (ii) the failure to receive, on a timely basis or otherwise, the required approval of the proposed merger with Abbott by Alere’s stockholders; (iii) the possibility that competing offers or acquisition proposals for Alere will be made; (iv) the possibility that any or all of the various conditions to the consummation of the merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances which would require Alere to pay a termination fee or other expenses; (vi) the effect of the announcement or pendency of the transactions contemplated by the merger agreement on Alere’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally; (vii) risks related to diverting management’s attention from Alere’s ongoing business operations; (viii) the risk that stockholder litigation in connection with the transactions contemplated by the merger agreement may result in significant costs of defense, indemnification and liability; and (ix) the risk factors detailed in Part I, Item 1A, “Risk Factors,” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (as filed with the SEC on August 8, 2016) and other risk factors identified herein or from time to time in our periodic filings with the SEC. Readers should carefully review these risk factors, and should not place undue reliance on our forward-looking statements. These forward-looking statements are based on information, plans and estimates at the date of this communication. We undertake no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.

The following communication was first sent to suppliers and partners on April 14, 2017:

Dear [Valued Supplier / Partner / INSERT CUSTOMARY GREETING],

I am writing to let you know about some important news regarding Alere. On April 14th, Alere and Abbott jointly announced that we have resolved certain differences that had emerged during the course of the past year. As a result, certain terms of the merger agreement have been revised and a settlement created. We are now moving forward toward completing our planned combination by the end of the third quarter of 2017.

With this news, I want to thank you for your support as we have moved through this process. We continue to believe that by combining our unmatched point of care diagnostic technology with Abbott’s scale, capabilities and existing strength in point of care, the combined company will be well positioned to access and accelerate growth and operate in the full spectrum of the global diagnostics market. We are excited to join forces with Abbott, serving our global customers, innovation and operational excellence.

Until the transaction closes, Alere will continue to operate as a separate company. During this time, there will be no changes in your relationship with Alere and your day-to-day contacts will remain the same. We are committed to a smooth transition and we fully expect a seamless integration upon completion of the transaction.

We greatly value our ongoing partnership with you and look forward to continuing to grow our relationship. Together with you, we are making great strides in improving clinical and economic health outcomes.

If you have any questions, please don’t hesitate to contact me.

As always, thank you for your continued support and partnership.

Sincerely,

[INSERT SIGNATOR]

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Alere by Abbott.  In connection with the proposed acquisition, Alere intends to file relevant materials with the United States Securities and Exchange Commission (the “SEC”), including Alere’s proxy statement in preliminary and definitive form. Stockholders of Alere are urged to read all relevant documents filed with the SEC, including Alere’s proxy statement when it becomes available, because they will contain important information about the proposed transaction and the parties to the proposed transaction. Investors and security holders are able to obtain the documents (once available) free of charge at the SEC’s website at www.sec.gov, or free of charge from Alere at http://www.alere.com/en/home/investor-relations/sec-filings-and-financials.html or by directing a request to Juliet Cunningham, Vice President, Alere Investor Relations at 858-805-2232 or ir@alere.com.

Participants in the Solicitation

Alere and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of Alere in favor of the proposed transaction. Information about Alere’s directors and executive officers is set forth in Alere’s Proxy Statement on Schedule 14A for its 2016 Annual Meeting of Stockholders, which was filed with the SEC on November 7, 2016, and its Annual Report on Form 10-K, for the fiscal year ended December 31, 2015, which was filed with the SEC on August 8, 2016. Information concerning the interests of Alere’s participants in the solicitation, which may, in some cases, be different than those of Alere’s stockholders generally, is set forth in the materials filed by Alere with the SEC, and will be set forth in the proxy statement relating to the proposed transaction when it becomes available.

Alere Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Readers can identify these statements by forward-looking words such as “may,” “could,” “should,” “would,” “intend,” “will,” “expect,” “anticipate,” “believe,” “estimate,” “continue” or similar words. A number of important factors could cause actual results of Alere and its subsidiaries to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, (i) the risk that the proposed merger with Abbott may not be completed in a timely manner or at all; (ii) the failure to receive, on a timely basis or otherwise, the required approval of the proposed merger with Abbott by Alere’s stockholders; (iii) the possibility that competing offers or acquisition proposals for Alere will be made; (iv) the possibility that any or all of the various conditions to the consummation of the merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances which would require Alere to pay a termination fee or other expenses; (vi) the effect of the announcement or pendency of the transactions contemplated by the merger agreement on Alere’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally; (vii) risks related to diverting management’s attention from Alere’s ongoing business operations; (viii) the risk that stockholder litigation in connection with the transactions contemplated by the merger agreement may result in significant costs of defense, indemnification and liability; and (ix) the risk factors detailed in Part I, Item 1A, “Risk Factors,” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (as filed with the SEC on August 8, 2016) and other risk factors identified herein or from time to time in our periodic filings with the SEC. Readers should carefully review these risk factors, and should not place undue reliance on our forward-looking statements. These forward-looking statements are based on information, plans and estimates at the date of this communication. We undertake no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.

The following communication was first sent to distributors on April 14, 2017:

Dear [Insert Distributor Name]:

I am writing to let you know about some important news regarding Alere. On April 14th, Alere and Abbott jointly announced that we have resolved certain differences that had emerged during the course of the past year. As a result, certain terms of the merger agreement have been revised and a settlement created. We are now moving forward toward completing our planned combination by the end of the third quarter of 2017.

With this news, I want to thank you for your support as we have moved through this process.
We continue to believe that by combining our unmatched point of care diagnostic technology with Abbott’s scale, capabilities and existing strength in point of care, the combined company will be well positioned to access and accelerate growth and operate in the full spectrum of the global diagnostics market. We are excited to join forces with Abbott, serving our global customers, innovation and operational excellence.

Until the transaction closes, Alere will continue to operate as a separate company. During this time, there will be no changes in your relationship with Alere and your day-to-day contacts will remain the same. We are committed to a smooth transition and we fully expect a seamless integration upon completion of the transaction.

Our primary focus remains providing our distributor partners and customers with the same exceptional products and services that you have come to expect from us. We greatly value our partnership with you and look forward to continuing to grow our relationship. Together with you, we are making great strides in improving clinical and economic health outcomes.

If you have any questions, please don’t hesitate to contact me.

As always, thank you for your continued support.

Sincerely,
[INSERT SIGNATOR]

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed acquisition of Alere by Abbott.  In connection with the proposed acquisition, Alere intends to file relevant materials with the United States Securities and Exchange Commission (the “SEC”), including Alere’s proxy statement in preliminary and definitive form. Stockholders of Alere are urged to read all relevant documents filed with the SEC, including Alere’s proxy statement when it becomes available, because they will contain important information about the proposed transaction and the parties to the proposed transaction. Investors and security holders are able to obtain the documents (once available) free of charge at the SEC’s website at www.sec.gov, or free of charge from Alere at http://www.alere.com/en/home/investor-relations/sec-filings-and-financials.html or by directing a request to Juliet Cunningham, Vice President, Alere Investor Relations at 858-805-2232 or ir@alere.com.

Participants in the Solicitation

Alere and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of Alere in favor of the proposed transaction. Information about Alere’s directors and executive officers is set forth in Alere’s Proxy Statement on Schedule 14A for its 2016 Annual Meeting of Stockholders, which was filed with the SEC on November 7, 2016, and its Annual Report on Form 10-K, for the fiscal year ended December 31, 2015, which was filed with the SEC on August 8, 2016. Information concerning the interests of Alere’s participants in the solicitation, which may, in some cases, be different than those of Alere’s stockholders generally, is set forth in the materials filed by Alere with the SEC, and will be set forth in the proxy statement relating to the proposed transaction when it becomes available.

Alere Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Readers can identify these statements by forward-looking words such as “may,” “could,” “should,” “would,” “intend,” “will,” “expect,” “anticipate,” “believe,” “estimate,” “continue” or similar words. A number of important factors could cause actual results of Alere and its subsidiaries to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, (i) the risk that the proposed merger with Abbott may not be completed in a timely manner or at all; (ii) the failure to receive, on a timely basis or otherwise, the required approval of the proposed merger with Abbott by Alere’s stockholders; (iii) the possibility that competing offers or acquisition proposals for Alere will be made; (iv) the possibility that any or all of the various conditions to the consummation of the merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances which would require Alere to pay a termination fee or other expenses; (vi) the effect of the announcement or pendency of the transactions contemplated by the merger agreement on Alere’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally; (vii) risks related to diverting management’s attention from Alere’s ongoing business operations; (viii) the risk that stockholder litigation in connection with the transactions contemplated by the merger agreement may result in significant costs of defense, indemnification and liability; and (ix) the risk factors detailed in Part I, Item 1A, “Risk Factors,” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (as filed with the SEC on August 8, 2016) and other risk factors identified herein or from time to time in our periodic filings with the SEC. Readers should carefully review these risk factors, and should not place undue reliance on our forward-looking statements. These forward-looking statements are based on information, plans and estimates at the date of this communication. We undertake no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.

In response to inquiries from news outlets, the following statement was first made available on April 14, 2017:

Statement to be attributed to Namal Nawana, president and chief executive officer, Alere:
“The amended terms of the agreement deliver value and certainty to Alere shareholders. Abbott’s capabilities and infrastructure will further accelerate Alere’s progress in making rapid diagnostics available globally and in bringing breakthrough molecular diagnostics to the point of care. Alere will work to successfully complete the transaction and realize the full benefits of this transaction for our shareholders, customers, employees and partners.”

Additional Information and Where to Find It
This communication may be deemed to be solicitation material in respect of the proposed acquisition of Alere by Abbott.  In connection with the proposed acquisition, Alere intends to file relevant materials with the United States Securities and Exchange Commission (the “SEC”), including Alere’s proxy statement in preliminary and definitive form. Stockholders of Alere are urged to read all relevant documents filed with the SEC, including Alere’s proxy statement when it becomes available, because they will contain important information about the proposed transaction and the parties to the proposed transaction. Investors and security holders are able to obtain the documents (once available) free of charge at the SEC’s website at www.sec.gov, or free of charge from Alere at http://www.alere.com/en/home/investor-relations/sec-filings-and-financials.html or by directing a request to Juliet Cunningham, Vice President, Alere Investor Relations at 858-805-2232 or ir@alere.com.
Participants in the Solicitation
Alere and its directors, executive officers and other members of management and employees, under SEC rules, may be deemed to be “participants” in the solicitation of proxies from stockholders of Alere in favor of the proposed transaction. Information about Alere’s directors and executive officers is set forth in Alere’s Proxy Statement on Schedule 14A for its 2016 Annual Meeting of Stockholders, which was filed with the SEC on November 7, 2016, and its Annual Report on Form 10-K, for the fiscal year ended December 31, 2015, which was filed with the SEC on August 8, 2016. Information concerning the interests of Alere’s participants in the solicitation, which may, in some cases, be different than those of Alere’s stockholders generally, is set forth in the materials filed by Alere with the SEC, and will be set forth in the proxy statement relating to the proposed transaction when it becomes available.
Alere Cautionary Statement Regarding Forward-Looking Statements
This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Readers can identify these statements by forward-looking words such as “may,” “could,” “should,” “would,” “intend,” “will,” “expect,” “anticipate,” “believe,” “estimate,” “continue” or similar words. A number of important factors could cause actual results of Alere and its subsidiaries to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, (i) the risk that the proposed merger with Abbott may not be completed in a timely manner or at all; (ii) the failure to receive, on a timely basis or otherwise, the required approval of the proposed merger with Abbott by Alere’s stockholders; (iii) the possibility that competing offers or acquisition proposals for Alere will be made; (iv) the possibility that any or all of the various conditions to the consummation of the merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances which would require Alere to pay a termination fee or other expenses; (vi) the effect of the announcement or pendency of the transactions contemplated by the merger agreement on Alere’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, or its operating results and business generally; (vii) risks related to diverting management’s attention from Alere’s ongoing business operations; (viii) the risk that stockholder litigation in connection with the transactions contemplated by the merger agreement may result in significant costs of defense, indemnification and liability; and (ix) the risk factors detailed in Part I, Item 1A, “Risk Factors,” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 (as filed with the SEC on August 8, 2016) and other risk factors identified herein or from time to time in our periodic filings with the SEC. Readers should carefully review these risk factors, and should not place undue reliance on our forward-looking statements. These forward-looking statements are based on information, plans and estimates at the date of this communication. We undertake no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.